BALANCE SHEETS - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
CURRENT ASSETS:
Cash and cash equivalents	$ 6,449	$ 7,426
Restricted cash	113	81
Receivables and other financial asset	21	89
Total current assets	6,583	7,596
Property and equipment, net	125	136
Total assets	6,708	7,732
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES	309	237
Total current liabilities	309	237
COMMITMENTS AND CONTINGENT LIABILITIES (Note 6)
SHAREHOLDERS' EQUITY (Note 7):
Share capital - Ordinary shares no par value - Authorized: 16,666,667 shares at December 31, 2016 and 2017; Issued: 11,325,912 at December 31, 2016 and 2017; Outstanding: 9,878,861 at December 31, 2016 and 2017.
Additional paid-in capital	147,800	147,645
Treasury shares, at cost, 1,447,051 Ordinary shares at December 31, 2016 and 2017	(1,065)	(1,065)
Accumulated deficit	(140,336)	(139,085)
Total shareholders' equity	6,399	7,495
Total liabilities and shareholders' equity	$ 6,708	$ 7,732